Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

16. Commitments and Contingencies

Operating Leases

The Company has operating lease commitments for certain facilities and equipment that expire on various dates through 2026. The following table outlines future minimum annual rental payments under these leases at December 31, 2015:

Year Ending December 31,	Amount
(in thousands)
2016	$9,247
2017	10,379
2018	8,601
2019	8,892
2020	8,663
Thereafter	26,172

Total minimum lease payments	$71,954

Total net rent expense incurred under non-cancellable operating leases for the years ended December 31, 2013, 2014 and 2015, were $8.9 million, $9.8 million and $8.2 million, respectively. Total sublease income for the year ended December 31, 2015 was $0.2 million.

Contingencies

From time to time, the Company is involved in legal proceedings or subject to claims arising in the ordinary course of its business. The Company is not presently a party to any legal proceedings that in the opinion of management, if determined adversely to the Company, would have a material adverse effect on its business, financial condition, operating results or cash flow. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

On May 4, 2015, Christopher Machado, a purported holder of the Company’s stock, filed a civil action in the United States District Court for the District of Massachusetts against the Company and its chief executive officer and former chief financial officer, Machado v. Endurance International Group Holdings, Inc., et al, Civil Action No. 1:15-cv-11775-GAO. The plaintiff filed an amended complaint on December 8, 2015 and the plaintiff has recently been given leave to file a second amended the complaint, which will supersede the current complaint.

The Company received a subpoena dated December 10, 2015 from the Boston Regional Office of the SEC, requiring the production of certain documents, including, among other things, documents related to our financial reporting, including operating and non-GAAP metrics, refund, sales and marketing practices and transactions with related parties. The Company is fully cooperating with the SEC’s investigation, which is still in its preliminary stages. The Company can make no assurances as to the time or resources that will need to be devoted to this investigation or the final outcome, or the impact, if any, of this investigation on its business, financial condition, results of operations and cash flows.

Constant Contact

On October 30, 2015, the Company entered into a definitive agreement pursuant to which it agreed to acquire all of the outstanding shares of common stock of Constant Contact. The acquisition closed on February 9, 2016. Constant Contact contingencies are noted below.

On December 10, 2015, Constant Contact received a subpoena from the Boston Regional Office of the SEC, requiring the production of documents pertaining to Constant Contact’s sales, marketing, and customer retention practices, and periodic public disclosure of financial and operating metrics. The Company is fully cooperating with the SEC’s investigation. The Company can make no assurances as to the time or resources that will need to be devoted to this investigation or its final outcome, or the impact, if any, of this investigation or any related legal or regulatory proceedings on the Company’s business, financial condition, results of operations and cash flows.

On August 7, 2015, a purported class action lawsuit, William McGee v. Constant Contact, Inc., et al, was filed in the United States District Court for the District of Massachusetts against Constant Contact and two of its former officers. The lawsuit asserts claims under Sections 10(b) and 20(a) of the Exchange Act, and is premised on allegedly false and/or misleading statements, and non-disclosure of material facts, regarding Constant Contact’s business, operations, prospects and performance during the proposed class period of October 23, 2014 to July 23, 2015. This litigation is in its very early stages. The Company and the individual defendants intend to vigorously defend all claims asserted. The Company cannot, however, make any assurances as to the outcome of this proceeding.

In September 2012, RPost Holdings, Inc., RPost Communications Limited and RMail Limited, or collectively, RPost, filed a complaint in the United States District Court for the Eastern District of Texas that named Constant Contact as a defendant in a lawsuit. The complaint alleged that certain elements of Constant Contact’s email marketing technology infringe five patents held by RPost. RPost seeks an award for damages in an unspecified amount and injunctive relief. In February 2013, RPost amended its complaint to name five of Constant Contact’s marketing partners as defendants. Under Constant Contact’s contractual agreements with these marketing partners, it is obligated to indemnify them for claims related to patent infringement. Constant Contact filed a motion to sever and stay the claims against its partners and multiple motions to dismiss the claims against it. In January 2014, the case was stayed pending the resolution of certain state court and bankruptcy actions involving RPost, to which Constant Contact is not a party. The stay was extended by agreement of the parties in December 2014. This litigation is in its very early stages. The Company believes it has meritorious defenses to any claim of infringement and intends to defend against the lawsuit vigorously.

On December 11, 2015, a putative class action lawsuit relating to the Constant Contact acquisition, captioned Irfan Chawdry, Individually and On Behalf of All Others Similarly Situated v. Gail Goodman, et al. Case No. 11797, or the Chawdry Complaint, and on December 21, 2015, a putative class action lawsuit relating to the acquisition captioned David V. Myers, Individually and On Behalf of All Others Similarly Situated v. Gail Goodman, et al. Case No. 11828, or the Myers Complaint (together with the Chawdry Complaint, the Complaints) filed in the Court of Chancery of the State of Delaware naming Constant Contact, each of Constant Contact’s directors, Endurance and Paintbrush Acquisition Corporation as defendants. The Complaints generally allege, among other things, that in connection with the acquisition the directors of Constant Contact breached their fiduciary duties owed to the stockholders of Constant Contact by agreeing to sell Constant Contact for purportedly inadequate consideration, engaging in a flawed sales process, omitting material information necessary for stockholders to make an informed vote, and agreeing to a number of purportedly preclusive deal protection devices. The Complaints seek, among other things, to rescind the acquisition, as well as award of plaintiffs’ attorneys’ fees and costs in the action. The defendants have not yet answered or otherwise responded to either of these Complaints. The defendants believe the claims asserted in the Complaints are without merit and intend to defend against these lawsuits vigorously.